SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    March 15, 1996
                                                ---------------------



                                   Adage, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




    Pennsylvania                       33-31797                  04-2225121
    ------------                       --------                  ----------
(State or other jurisdiction of       (Commission             (I.R.S. Employer
Incorporation or organization)       File Number)         Identification Number)


400 Willowbrook Lane, West Chester, Pa                  19382
- -----------------------------------------            ----------
(Address of principal executive officers)            (Zip Code)


Registrant's telephone number, including area code  610-430-3900
                                                  ----------------




- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5            -        OTHER EVENTS


THE REGISTRANT ISSUED A PRESS RELEASE DATED MARCH 14, 1996
REPORTING FIRST QUARTER 1996 EARNINGS.  THE PRESS RELEASE IS
APPENDED AS EXHIBIT 1.

                                   ADAGE, INC.

                          Condensed Financial Statement

                                   (Unaudited)

                     ($000 Omitted - Except Per Share Data)



                                                      THREE MONTHS ENDED
                                                           March 31,
                                                    1996               1995
                                                  ---------         -----------

Sales                                             $  21,402         $    20,267
                                                  =========         ===========
Cost of Sales                                     $  16,471         $    16,407
                                                  =========         ===========
Net Income (Loss) from
 Continuing Operations                            $     202         $      (254)
                                                  =========         ===========
Income from
 Discontinued Operations                          $      --         $       376
                                                  =========         ===========

Net Income                                        $     202         $       122
                                                  =========         ===========
Per Share
 Continuing Operations                            $     .04         $      (.05)
 Discontinued Operations                          $      --         $       .07
                                                  ---------         -----------
 Net Income                                       $     .04         $       .02
                                                  =========         ===========

Weighted Average Common
 Shares Outstanding                               5,125,234           5,107,846
                                                  =========         ===========

Pursuant to the requirements of securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                     ADAGE, INC.




                                                     /s/ Robert T. Holland
                                                     ---------------------------
                                                     Robert T. Holland
                                                     Vice President - Finance



Date:   May 15, 1996